Exhibit 99.1

EQUITY BANCSHARES, INC.

PRESS RELEASE - 12/6/21

Equity Bank Completes Acquisition of St. Joseph, Mo. Locations

of Security Bank of Kansas City

WICHITA, Kansas (December 6, 2021) – Equity Bank, a subsidiary of Equity Bancshares, Inc. (“Equity” or the “Company”), announced that it has completed its purchase and assumption agreement on December 3, 2021, acquiring the assets and assuming the deposits of three bank locations in St. Joseph, Missouri from Security Bank of Kansas City (“Security Bank”), a subsidiary of Valley View Bancshares, Inc. of Overland Park, Kansas. Equity announced the entrance into the St. Joseph, Missouri market on July 19, 2021.

“St. Joseph is an excellent fit for our growing Equity Bank network,” said Brad Elliott, Chairman and CEO of Equity. “We’re pleased to add bank locations to our Northern Missouri footprint, and we believe our local leadership and focus on our St. Joseph customers will appeal to a wide range of businesses and families in the region.

“Our strategy positions us to deliver hometown community banking in all of our locations with a sophisticated product and technology set, increased lending capacity, with the local dedication and expertise that regional customers trust,” said Mr. Elliott. “Our customized business banking solution and entrepreneurial focus appeal to growing business customers, and our innovative consumer products and commitment to community focus are great resources for our customers throughout our Equity footprint, including St. Joseph.”

Equity Bank’s three locations in St. Joseph are located at 602 Edmond Street, 401 N. Woodbine Road, and 5348 Lake Avenue. Josh Means, Equity’s President of Western Missouri, will oversee Missouri the St. Joseph bank locations, along with eight Western Missouri community banking locations. Equity will operate 16 total locations in Missouri, including eight community banking locations in Western Missouri communities and five bank locations on the Missouri side of the Kansas City metropolitan area.

Equity expanded into Missouri in 2007 with the acquisition of a bank charter in Sarcoxie, Mo., before opening a loan production office in Lee’s Summit, Mo. Equity acquired First Community Bancshares, Inc. of Overland Park, Kansas and its 11 Missouri locations in October 2012, and acquired Adams Dairy Bancshares, Inc. of Blue Springs, Missouri in May 2018. Since entering Western Missouri in 2012, Equity has experienced growth in deposits and loans in its customer base. As of September 30, 2018, deposits in Equity’s Western Missouri region were $496.7 million, compared to $615 million as of September 30, 2021. Total loans in Equity’s Western Missouri region were $153.4 million as of September 30, 2018, compared to $208.4 million as of September 30, 2021.

Equity recently completed a merger with American State Bancshares, Inc. (“ASBT”) on October 1, adding locations from the $780-million asset bank with headquarters in Wichita, Kansas to its Kansas footprint. Equity’s franchise now comprises 70 bank locations across four states and approximately $5.0 billion in assets.

Pursuant to the terms of the Branch Purchase and Assumption Agreement between Equity Bank and Security Bank, Equity Bank acquired certain loans and other branch-related assets, and assumed certain deposit and other liabilities associated with the Security Bank branches.

About Equity Bancshares, Inc.

Equity Bancshares, Inc. is the parent company of Equity Bank, offering a full range of financial solutions, including commercial loans, consumer banking, mortgage loans, and treasury management services.

Equity provides an enhanced banking experience for customers through a suite of sophisticated banking products and services tailored to their needs, while delivering the high-quality, relationship-based customer service of a community bank. Equity’s common stock is traded on the NASDAQ Global Select Market under the symbol “EQBK.” Learn more at www.equitybank.com.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 12/6/21

About Security Bank of Kansas City

Security Bank is a full service bank founded in 1933 and based in Kansas City, Kansas. Security Bank had $3.6 billion in consolidated total assets as of March 31, 2021 and 43 bank locations in and around the Kansas City metropolitan area.

No Offer or Solicitation

This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended.

Special Note Concerning Forward-Looking Statements

This press release contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity’s management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive.

For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2021 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Important Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. Investors and security holders are urged to carefully review and consider Equity’s public filings with the SEC, including but not limited to its Annual Report on Form 10-K, its proxy statement, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Equity with the SEC may be obtained free of charge at Equity’s investor relations website at investor.equitybank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Equity upon written request to Equity Bancshares, Inc., Attn: Investor Relations, 7701 East Kellogg Drive, Suite 300, Wichita, Kansas 67207 or by calling (316) 612-6000.

EQUITY BANCSHARES, INC.

PRESS RELEASE - 12/6/21

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Media Contact:

John J. Hanley

SVP, Director of Marketing

Equity Bancshares, Inc.

(913) 583-8004

jhanley@equitybank.com

Investor Contact:

Chris Navratil

SVP, Finance

Equity Bancshares, Inc.

(316) 612-6014

cnavratil@equitybank.com